                                                           Exhibit 10.21

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                                 NASH-FINCH COMPANY


                              (a Delaware corporation)


                         Senior Subordinated Notes due 2008




                                 PURCHASE AGREEMENT

Dated:  April 20, 1998


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                                 TABLE OF CONTENTS

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PURCHASE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     SECTION 1.     Representations and Warranties by the Issuers. . . . . . . .   3

          (a)  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . .   3
               (i)       Similar Offerings.. . . . . . . . . . . . . . . . . . .   3
               (ii)      Offering Memorandum.. . . . . . . . . . . . . . . . . .   3
               (iii)     Incorporated Documents. . . . . . . . . . . . . . . . .   4
               (iv)      Independent Accountants.. . . . . . . . . . . . . . . .   4
               (v)       Financial Statements. . . . . . . . . . . . . . . . . .   4
               (vi)      No Material Adverse Change in Business. . . . . . . . .   5
               (vii)     Good Standing of the Company. . . . . . . . . . . . . .   5
               (viii)    Good Standing of Subsidiaries.. . . . . . . . . . . . .   5
               (ix)      Capitalization. . . . . . . . . . . . . . . . . . . . .   6
               (x)       Authorization of Agreement. . . . . . . . . . . . . . .   6
               (xi)      Authorization of the Indenture and the Registration
                            Rights Agreement.. . . . . . . . . . . . . . . . . .   6
               (xii)     Authorization of the Securities.. . . . . . . . . . . .   7
               (xiii)    Description of the Operative Documents. . . . . . . . .   8
               (xiv)     Absence of Defaults and Conflicts.. . . . . . . . . . .   8
               (xv)      Absence of Labor Dispute. . . . . . . . . . . . . . . .   9
               (xvi)     Absence of Proceedings. . . . . . . . . . . . . . . . .   9
               (xvii)    Possession of Intellectual Property.. . . . . . . . . .  10
               (xviii)   Absence of Further Requirements.. . . . . . . . . . . .  10
               (xix)     Possession of Licenses and Permits. . . . . . . . . . .  10
               (xx)      Title to Property.. . . . . . . . . . . . . . . . . . .  11
               (xxi)     Tax Returns.. . . . . . . . . . . . . . . . . . . . . .  11
               (xxii)    Insurance.. . . . . . . . . . . . . . . . . . . . . . .  11
               (xxiii)   Solvency. . . . . . . . . . . . . . . . . . . . . . . .  12
               (xxiv)    Related Party Transactions. . . . . . . . . . . . . . .  12
               (xxv)     Suppliers.. . . . . . . . . . . . . . . . . . . . . . .  12
               (xxvi)    Environmental Laws. . . . . . . . . . . . . . . . . . .  12
               (xxvii)   ERISA . . . . . . . . . . . . . . . . . . . . . . . . .  13
               (xxviii)  Investment Company Act. . . . . . . . . . . . . . . . .  13
               (xxix)    Registration Rights.. . . . . . . . . . . . . . . . . .  13
               (xxx)     Accounting Controls.. . . . . . . . . . . . . . . . . .  14
               (xxxi)    Rule 144A Eligibility.. . . . . . . . . . . . . . . . .  14

                                         -i-

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               (xxxii)   No General Solicitation.. . . . . . . . . . . . . . . .  14
               (xxxiii)  No Registration Required. . . . . . . . . . . . . . . .  14
               (xxxiv)   Reporting Company.. . . . . . . . . . . . . . . . . . .  14
               (xxxv)    No Directed Selling Efforts.. . . . . . . . . . . . . .  15
               (xxxvi)   Material Contracts. . . . . . . . . . . . . . . . . . .  15
               (xxxvii)  Regulations G, T, U and X . . . . . . . . . . . . . . .  15
          (b)  OFFICER'S CERTIFICATES. . . . . . . . . . . . . . . . . . . . . .  15

     SECTION 2.     Sale and Delivery to Initial Purchasers; Closing . . . . . .  15

          (a)  SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          (b)  PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          (c)  QUALIFIED INSTITUTIONAL BUYER . . . . . . . . . . . . . . . . . .  16
          (d)  DENOMINATIONS; REGISTRATION . . . . . . . . . . . . . . . . . . .  16

     SECTION 3.     Covenants of the Issuers . . . . . . . . . . . . . . . . . .  17

          (a)  OFFERING MEMORANDUM . . . . . . . . . . . . . . . . . . . . . . .  17
          (b)  NOTICE AND EFFECT OF MATERIAL EVENTS. . . . . . . . . . . . . . .  17
          (c)  AMENDMENT TO OFFERING MEMORANDUM AND SUPPLEMENTS. . . . . . . . .  18
          (d)  Qualification of Securities for Offer and Sale. . . . . . . . . .  18
          (e)  RATING OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . .  18
          (f)  DTC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          (g)  USE OF PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . .  19
          (h)  RESTRICTION OF SALE OF SECURITIES . . . . . . . . . . . . . . . .  19
          (i)  PORTAL DESIGNATION. . . . . . . . . . . . . . . . . . . . . . . .  19
          (j)  PERIODIC REPORTS. . . . . . . . . . . . . . . . . . . . . . . . .  19

     SECTION 4.     Payment of Expenses. . . . . . . . . . . . . . . . . . . . .  20

          (a)  EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          (b)  TERMINATION OF AGREEMENT. . . . . . . . . . . . . . . . . . . . .  21

     SECTION 5.     Conditions of Initial Purchasers' Obligations. . . . . . . .  21

          (a)  OPINION OF COUNSEL FOR COMPANY. . . . . . . . . . . . . . . . . .  21
          (b)  OPINION OF COUNSEL FOR INITIAL PURCHASERS . . . . . . . . . . . .  22
          (c)  OFFICERS' CERTIFICATE . . . . . . . . . . . . . . . . . . . . . .  23
          (d)  ACCOUNTANTS' COMFORT LETTER . . . . . . . . . . . . . . . . . . .  23
          (e)  BRING-DOWN COMFORT LETTER . . . . . . . . . . . . . . . . . . . .  23
          (f)  MAINTENANCE OF RATING . . . . . . . . . . . . . . . . . . . . . .  23
          (g)  PORTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
          (h)  INDENTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
          (i)  REGISTRATION RIGHTS AGREEMENT . . . . . . . . . . . . . . . . . .  23
          (j)  ADDITIONAL DOCUMENTS. . . . . . . . . . . . . . . . . . . . . . .  24

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          (k)  TERMINATION OF AGREEMENT. . . . . . . . . . . . . . . . . . . . .  24

     SECTION 6.     Subsequent Offers and Resales of the Securities. . . . . . .  24

          (a)  OFFER AND SALE PROCEDURES . . . . . . . . . . . . . . . . . . . .  24
               (i)       Offers and Sales only to Qualified Institutional
                              Buyers or Non-U.S. Persons.. . . . . . . . . . . .  24
               (ii)      No General Solicitation.. . . . . . . . . . . . . . . .  25
               (iii)     Purchases by Non-Bank Fiduciaries.. . . . . . . . . . .  25
               (iv)      Subsequent Purchaser Notification.. . . . . . . . . . .  25
               (v)       Minimum Principal Amount. . . . . . . . . . . . . . . .  25
               (vi)      Restrictions on Transfer. . . . . . . . . . . . . . . .  25
               (vii)     Delivery of Offering Memorandum.. . . . . . . . . . . .  26
          (b)  COVENANTS OF THE ISSUERS. . . . . . . . . . . . . . . . . . . . .  26
               (i)       Due Diligence . . . . . . . . . . . . . . . . . . . . .  26
               (ii)      Integration . . . . . . . . . . . . . . . . . . . . . .  26
               (iii)     Rule 144A Information.. . . . . . . . . . . . . . . . .  26
               (iv)      Restriction on Resales. . . . . . . . . . . . . . . . .  27
          (c)  RESALE PURSUANT TO RULE 903 OF REGULATION S OR RULE 144A. . . . .  27
          (d)  REPRESENTATIONS AND WARRANTIES OF INITIAL PURCHASERS. . . . . . .  28

     SECTION 7.     Indemnification. . . . . . . . . . . . . . . . . . . . . . .  28

          (a)  INDEMNIFICATION OF INITIAL PURCHASERS . . . . . . . . . . . . . .  28
          (b)  INDEMNIFICATION OF ISSUERS, DIRECTORS AND OFFICERS. . . . . . . .  29
          (c)  ACTIONS AGAINST PARTIES; NOTIFICATION . . . . . . . . . . . . . .  30
          (d)  SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. . . . . . . .  30

     SECTION 8.     Contribution . . . . . . . . . . . . . . . . . . . . . . . .  31

     SECTION 9.     Representations, Warranties and Agreements to Survive
                          Delivery . . . . . . . . . . . . . . . . . . . . . . .  32

     SECTION 10.    Termination of Agreement . . . . . . . . . . . . . . . . . .  32

          (a)  TERMINATION; GENERAL. . . . . . . . . . . . . . . . . . . . . . .  32
          (b)  LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

     SECTION 11.    Default by One or More of the Initial Purchasers . . . . . .  33

     SECTION 12.    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . .  34

     SECTION 13.    Information Supplied by the Initial Purchasers . . . . . . .  34

     SECTION 14.    Parties. . . . . . . . . . . . . . . . . . . . . . . . . . .  34


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     SECTION 15.    GOVERNING LAW AND TIME . . . . . . . . . . . . . . . . . . .  35

     SECTION 16.    Effect of Headings . . . . . . . . . . . . . . . . . . . . .  35

     SECTION 17.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . .  35


SCHEDULES
     Schedule A - List of Guarantors
     Schedule B - List of Initial Purchasers
     Schedule C - List of Non-Guarantor Subsidiaries
     Schedule D - Pricing Information

EXHIBITS
     Exhibit A-1 - Form of Opinion of Issuer's Outside Counsel
     Exhibit A-2 - Form of Opinion of Issuer's Internal Counsel
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
                                 NASH-FINCH COMPANY
                              (a Delaware corporation)
                                    $165,000,000
                         Senior Subordinated Notes due 2008

                                 PURCHASE AGREEMENT

                                                              April 20, 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
Nesbitt Burns Securities Inc.
Piper Jaffray Inc.
as Representatives of the several Initial Purchasers
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

Each of Nash-Finch Company, a Delaware corporation (the "Company"), and each of the Guarantors listed on Schedule A hereto (the "Guarantors" and together with the Company, the "Issuers") confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Initial Purchasers named in Schedule B hereto
(collectively, the "Initial Purchasers," which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), for whom Merrill Lynch, Nesbitt Burns Securities Inc. and Piper Jaffray Inc.
are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule B of $165,000,000 aggregate principal amount of the Company's 8 1/2% Senior Subordinated Notes due 2008 (the
"Notes"), which Notes will be unconditionally and jointly and severally guaranteed (the "Guarantees" and together with the Notes, the "Securities") on a senior subordinated basis by the Guarantors. The Securities are to be issued pursuant to an indenture dated as of April 24, 1998 (the "Indenture") among the Company, the Guarantors and U.S. Bank Trust National Association, as trustee (the "Trustee"). Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Guarantors, the Trustee and DTC. Capital-ized terms used herein without definition have the respective meanings specified in the Offering Memorandum referred to below.

          The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")).

          The Issuers have prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated April 2, 1998 (the "Preliminary Offering Memorandum") and have prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated April 20, 1998 (the "Final Offering Memorandum"), each for use by such Initial Purchaser in connection with its solicitation of, purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities. Not later than April 21, 1998, the Initial Purchasers shall have received the Final Offering Memorandum in form and substance satisfactory to them. Each of the Issuers hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offer and resale of the Securities by the Initial Purchasers.

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

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                                          3


          The holders of the Securities (including the Initial Purchasers and subsequent transferees) will be entitled to the benefits of the registration rights agreement (the "Registration Rights Agreement") to be dated as of the Closing Time (as defined in Section 2(b) hereof), among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Issuers will agree
(i) to file, within 30 days of the Closing Time, a registration statement with the Commission registering the Exchange Securities (as defined in the Registration Rights Agreement) under the 1933 Act and to use their best efforts to cause such registration statement to become effective within 90 days of the Closing Time and (ii) under certain circumstances set forth therein, to file with the Commission a shelf registration statement pursuant to Rule 415 under the 1933 Act relating to the resale of the Securities by holders thereof or, if applicable, relating to the resale of Private Exchange Securities (as defined in the Registration Rights Agreement) by the Initial Purchasers pursuant to an exchange of the Securities for Private Exchange Securities, and to use their best efforts to cause such shelf registration statement to be declared effective. This agreement (this "Agreement"), the Indenture, the Securities, the Exchange Securities, the Private Exchange Securities (as defined in the Registration Rights Agreement), the DTC Agreement and the Registration Rights Agreement are referred to collectively as the "Operative Documents."

          SECTION 1.     REPRESENTATIONS AND WARRANTIES BY THE ISSUERS.

          (a) REPRESENTATIONS AND WARRANTIES. Each of the Issuers, jointly and severally, represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agrees with each Initial Purchaser, as follows:

          (i) SIMILAR OFFERINGS. Neither the Issuers nor any of their respective affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

          (ii) OFFERING MEMORANDUM. The Preliminary Offering Memorandum as of its date did not, and the Final Offering Memorandum as of the date hereof does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in con-

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                                          4

     formity with information furnished to the Company in writing by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

          (iii) INCORPORATED DOCUMENTS. The Offering Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed with the Commission since the filing of the end of the fiscal year to which such Annual Report relates. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Offering Memorandum, at the date of the Offering Memorandum and at the Closing Time, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iv) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent public accountants with respect to the Issuers and their respective subsidiaries within the meaning of Regulation S-X under the 1933 Act.

          (v) FINANCIAL STATEMENTS. The financial statements, together with the related schedules and notes, included in the Offering Memorandum presents fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except, with respect to such consistent basis, as may be otherwise indicated in the notes to such financial statements). The supporting schedules, if any, included in the Offering Memorandum present fairly, in accordance with GAAP, the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The pro forma financial information included in the Offering Memorandum presents fairly the information shown therein, has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and has been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (vi) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries (as defined below) considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the common stock, par value $1.66-2/3 per share, of the Company (the "Common Stock") in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vii) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Operative Documents; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing, individually or in the aggregate, would not result in a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect").

          (viii) GOOD STANDING OF SUBSIDIARIES. The entities listed on Schedule A hereto and the entities listed on Schedule C hereto are the only subsidiaries, direct or indirect, of the Company (collectively, the "Subsidiaries"). Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing, individually or in the aggregate, would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum or on Schedule A or Schedule C, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiaries was issued in violation of any preemptive or similar rights of any securityholder of such Subsidiary. No Subsidiary of the Company which is not a Guarantor is a guarantor or other otherwise obligated under the Revolving Credit Facility (as defined in the Offering Memorandum). The Subsidiaries of the Company which are not Guarantors, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

          (ix) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the financial statements, including the notes thereto, included in the Offering Memorandum (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to employee or director benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Offering Memorandum). All of the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (x) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by each of the Issuers.

          (xi) AUTHORIZATION OF THE INDENTURE, THE REGISTRATION RIGHTS AGREEMENT AND THE DTC AGREEMENT. Each of the Indenture, the Registration Rights Agreement and the DTC Agreement has been duly authorized by each of the Issuers, will have been duly executed and delivered by each of the Issuers at the Closing Time and, when executed and delivered by each of the Issuers and, with respect to the Indenture, by the Trustee and, with respect to the Registration Rights Agreement, by the Initial Purchasers, will constitute a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xii) AUTHORIZATION OF THE SECURITIES. The Notes, the Exchange Securities and the Private Exchange Securities have been duly authorized by the Company and the Company has all requisite corporate power and authority to execute, issue and deliver the Notes, the Exchange Securities and the Private Exchange Securities and to incur and perform its respective obligations provided for therein; the Guarantees have been duly authorized by each of the Guarantors and each of the Guarantors has all requisite corporate power and authority to execute, issue and deliver the Guarantees and to incur and perform their respective obligations provided for therein. At the Closing Time, the Notes will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. At the Closing Time, the Guarantees of each Guarantor will have been duly endorsed on the Notes by each such Guarantor and, when the Notes are authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, upon such endorsement, the Guarantees will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Exchange Securities and the Private Exchange Securities have been duly authorized and when executed, authenticated, issued and delivered by the Company and each of the Guarantors in exchange for the Securities pursuant to the Exchange Offer (as defined in the Registration Rights Agreement), will constitute valid and binding obligations of each of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xiii) DESCRIPTION OF THE OPERATIVE DOCUMENTS. The Securities, the Registration Rights Agreement and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in the respective forms previously delivered to the Initial Purchasers. The Exchange Securities and the Private Exchange Securities (if issued) will conform in all material respects to the statements relating thereto contained in the Offering Memorandum at the time it becomes effective.

          (xiv) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its Subsidiaries is (a) in violation of its charter or by-laws or
     (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which or any or them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments") except, with respect to this clause (b), for such defaults that, individually or in the aggregate, would not result in a Material Adverse Effect; and the execution, delivery and performance of each of the Operative Documents and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Guarantors in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds" and the issuance and delivery of the Exchange Securities and the Private Exchange Securities, if any) and compliance by each of the Issuers with its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or a violation of or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

          (xv) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of any of the Issuers, is imminent, and none of the Issuers is aware of any existing or imminent labor disturbance by the employees or any of its of any of its Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, individually or in the aggregate, would result in a Material Adverse Effect.

          (xvi) ABSENCE OF PROCEEDINGS. Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation before or by any court or government agency or body, domestic or foreign, now pending, or, to the knowledge of any of the Issuers, threatened, against or affecting the Company or any of its Subsidiaries which, individually or in the aggregate, would result in a Material Adverse Effect, or which, individually or in the aggregate, would materially and adversely affect the properties or assets of the Company or any of its Subsidiaries or the consummation of the transactions contemplated by this Agreement or the performance by the Issuers of their respective obligations under the Operative Documents. The aggregate of all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, individually or in the aggregate, would not result in a Material Adverse Effect.

          (xvii) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

          (xviii)   ABSENCE OF FURTHER REQUIREMENTS.  No filing with, or
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required in connection with the offering, issuance or sale of the Securities, the Exchange Securities or the Private Exchange Securities, for the performance by the Issuers of their respective obligations under the Operative Documents, or the consummation of the transactions contemplated hereby or thereby or for the due execution or delivery by the Issuers of the Operative Documents, except as may be required (A) in connection with the registration of the Exchange Securities or the Private Exchange Securities under the 1933 Act or the qualification of the Indenture under the 1939 Act (as defined below) in each case pursuant to the Registration Rights Agreement or (B) pursuant to state securities or "blue sky" laws.

          (xix) POSSESSION OF LICENSES AND PERMITS. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply, individually or in the aggregate, would not have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xx) TITLE TO PROPERTY. The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any of its Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary thereof to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xxi) TAX RETURNS. The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings and for which adequate reserves have been made in accordance with GAAP; and adequate charges, accruals and reserves have been provided for in the financial statements included in the Offering Memorandum in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

          (xxii) INSURANCE. The Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

          (xxiii)   SOLVENCY.  Each of the Issuers is, and immediately after the
     Closing Time will be, Solvent. As used herein, the term "Solvent" means, with respect to each Issuer, as the case may be, on a particular date, that on such date (A) the fair market value of the assets of each Issuer is greater than the total amount of liabilities (including contingent liabilities) of such Issuer, (B) the present fair salable value of the assets of each Issuer is greater than the amount that will be required to pay the probable liabilities of such Issuer on its debts as they become absolute and mature, (C) each Issuer is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature, and (D) each Issuer does not have unreasonably small capital.

          (xxiv) RELATED PARTY TRANSACTIONS. No relationship, direct or indirect, exists between or among any of the Issuers or any Affiliates of the Issuers, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the 1933 Act or by the rules and regulations enacted thereunder to be described in a registration statement on Form S-1 which is not so described or is not described as required in the Offering Memorandum.

          (xxv) SUPPLIERS. No supplier of merchandise to the Company or any of its Subsidiaries has ceased shipments of merchandise to the Company or any of its Subsidiaries, other than in the normal and ordinary course of business consistent with past practices, which cessation, individually or in the aggregate, would result in a Material Adverse Effect.

          (xxvi) ENVIRONMENTAL LAWS. Except as described in the Offering Memorandum and except such matters as, individually or in the aggregate, would not result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of, or has received any notice that it is subject to liability under, any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, decree, judgment or injunction, relating to pollution or protection of human health or the environment (including, without limitation, ambient air, indoor air, surface water, groundwater, land surface or subsurface strata and natural resources) or wildlife, including, without limitation, those relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances or constituents, petroleum or petroleum products or any other substances or materials subject to regulation under Environmental Laws (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"),
     (B) the Company and its Subsidiaries have, or have filed timely application for, all permits, licenses, authorizations and approvals required under any applicable Environmental Laws, all of which are in full force and effect, and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance, violation or potential responsibility or liability, investigation or proceedings pursuant to any Environmental Law against the Company or any of its Subsidiaries, or to the knowledge of the Company, any of their respective predecessors-in-interest for which the Company or any of its Subsidiaries is liable and (D) there are no past or present events, conditions or circumstances which would reasonably be expected to form the basis of an order to conduct response or corrective action, or an action, suit or proceeding by any private party or governmental agency, against or affecting, or requiring capital or operating expenditures by, the Company or any of the Subsidiaries pursuant to any Environmental Laws.

          (xxvii)   ERISA.   Except as described in the Offering Memorandum,
     neither the Company nor any of its Subsidiaries has incurred any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of its Subsidiaries makes or ever has made a contribution and in which any employee of the Company or any such Subsidiary is or has ever been a participant, which in the aggregate would have a Material Adverse Effect. With respect to such plans, each of the Company and its Subsidiaries is in compliance in all respects with all applicable provisions of ERISA, except where the failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect.

          (xxviii) INVESTMENT COMPANY ACT. None of the Issuers is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum, none will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxix) REGISTRATION RIGHTS. There are no holders of securities (debt or equity) of any of the Issuers, or holders of rights including, without limitation, preemptive rights, warrants or options to obtain securities of any of the Issuers, who in connection with the issuance, sale and delivery of the Securities and the Exchange Securities and the Private Exchange Securities, if any, and the execution, delivery and performance of this Agreement and the Registration Rights Agreement, have the right to request any of the Issuers to register securities held by them under the 1933 Act.

          (xxx) ACCOUNTING CONTROLS. The Company and its consolidated Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization;
     (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxxi) RULE 144A ELIGIBILITY. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

          (xxxii)   NO GENERAL SOLICITATION.  None of the Issuers, any of their respective Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

          (xxxiii) NO REGISTRATION REQUIRED. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in
     Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

          (xxxiv)   REPORTING COMPANY.  The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

          (xxxv) NO DIRECTED SELLING EFFORTS. With respect to those Securities sold in reliance on Regulation S, (A) none of the Issuers, any of their respective Affiliates or any person acting on their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Issuers, any of their respective Affiliates and any person acting on their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

          (xxxvi)   MATERIAL CONTRACTS.  Except for the contracts listed as
     Exhibit 10 to the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1998, and the contracts disclosed in the Offering Memorandum, neither the Company nor any of its Subsidiaries is party to any contract, agreement or understanding that is material to the business of the Company or its Subsidiaries, considered as one enterprise.

          (xxxvii) REGULATIONS G, T, U AND X. Neither the consummation of the transactions contemplated hereby nor the sale, issuance, execution or delivery of the Securities, nor the application of the proceeds therefrom (if applied as described in the Offering Memorandum under the caption "Use of Proceeds"), will violate Regulation G (12 C.F.R. Part 207), T (12 C.F.R.
     Part 220), U (12 C.F.R. Part 221) or X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (xxxviii) Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected to cause or result, under the 1934 Act, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, the Exchange Securities or the Private Exchange Securities.

          (b) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Representatives or to counsel for the Initial Purchasers shall be deemed a representation and warranty by each of the Issuers to each Initial Purchaser as to the matters covered thereby.

          SECTION 2.     SALE AND DELIVERY TO INITIAL PURCHASERS; CLOSING.

          (a) SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuers, jointly and severally, agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Issuers, at the price set forth in Schedule D, the aggregate principal amount of Securities set forth in Schedule B opposite the name of such Initial Purchaser, plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

          (b) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the office of Cahill Gordon & Reindel, 80 Pine Street, New York, New York, or at such other place as shall be agreed upon by Merrill Lynch and the Issuers, at 9:00 A.M. (eastern time) on the fourth business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Issuers (such time and date of payment and delivery being herein called the "Closing Time").

          Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to Merrill Lynch for the respective accounts of the Initial Purchasers of certificates for the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

          (c) QUALIFIED INSTITUTIONAL BUYER. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers that it is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

          (d) DENOMINATIONS; REGISTRATION. Certificates for the Securities shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time. The certificates representing the Securities shall be registered in the name of Cede & Co. pursuant to the DTC Agreement and shall be made available for inspection, checking and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

          SECTION 3. COVENANTS OF THE ISSUERS. Each of the Issuers, jointly and severally, covenants with each Initial Purchaser as follows:

          (a) OFFERING MEMORANDUM. The Issuers, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

          (b) NOTICE AND EFFECT OF MATERIAL EVENTS. The Issuers will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by any of the Issuers of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y), prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company (from the date hereof to such completion, the "Offering Period"), any material changes in or affecting the conditions, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries which
(i) make any statement in the Offering Memorandum false or misleading or
(ii) are not disclosed in the Offering Memorandum. In such event or if during the Offering Period any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of any of the Issuers, their counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum, as then amended or supplemented, not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing or to comply with applicable law, the Issuers will (subject to Section 3(c) hereof) forthwith amend or supplement the Offering Memorandum by preparing and furnishing, at the expense of the Issuers, to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance reasonably satisfactory to the Representatives and to counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading or to comply with applicable law, as the case may be. The Issuers will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request. Each of the Issuers agrees to notify the Initial Purchasers in writing to suspend use of the Offering Memorandum as promptly as practicable after the occurrence of an event specified in this paragraph (b), and the Initial Purchasers hereby agree upon receipt of such notice from the Issuers to suspend use of the Offering Memorandum until the Issuers have amended or supplemented the Offering Memorandum to correct such misstatement or omission or to effect such compliance.

          (c) AMENDMENT TO OFFERING MEMORANDUM AND SUPPLEMENTS. The Issuers will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the prior written consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

          (d) QUALIFICATION OF SECURITIES FOR OFFER AND SALE. The Issuers will use their best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect as long as required for the sale of the Securities; PROVIDED, HOWEVER, that the Issuers shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Issuers will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Issuers shall promptly advise the Initial Purchasers of the receipt by any of the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction or the institution, threatening or contemplation of any proceeding for such purpose.

          (e) RATING OF SECURITIES. The Issuers shall take all reasonable action necessary to enable Standard & Poor's Ratings Services, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's") to provide their respective credit ratings of the Securities.

          (f) DTC. The Issuers will cooperate with the Representatives and use their respective best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

          (g) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds".

          (h) RESTRICTION OF SALE OF SECURITIES. During a period of 180 days from the date of the Offering Memorandum, the Issuers will not, and will not permit their respective Subsidiaries to, without the prior written consent of Merrill Lynch, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of, any other debt securities of the Company or securities of the Company that are convertible into, or exchangeable for, the Securities or such other debt securities, other than the Exchange Securities referred to in the Registration Rights Agreement, or file a registration statement with respect to the foregoing.

          (i) PORTAL DESIGNATION. The Company will use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

          (j) PERIODIC REPORTS. The Issuers will, so long as the Securities or Exchange Securities or Private Exchange Securities are outstanding, furnish to the Trustee on a timely basis, pursuant to the Indenture, whether or not the Company has a class of securities registered under the 1934 Act (i) audited year-end consolidated financial statements of the Company (including a balance sheet, income statement and statement of changes of cash flow) prepared in accordance with GAAP and substantially in the form required under Regulation S-X under the 1933 Act and the information described in Item 303 of Regulation S-K under the 1933 Act with respect to such period and (ii) unaudited quarterly consolidated financial statements of the Company (including a balance sheet, income statement and statement of cash flows) prepared in accordance with GAAP and substantially in the form required by Regulation S-X under the 1933 Act and the information described in Item 303 of Regulation S-K under the 1933 Act with respect to such period and will furnish to the Initial Purchasers copies of all such reports and information, together with such other documents, reports and information as shall be furnished by the Company to the holders of the Securities or to the Trustee. In the event the Company is not subject to Section 13 or 15(d) of the 1934 Act, the Company will furnish to holders of Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the 1933 Act to permit compliance with Rule 144A in connection with resales of the Securities. For so long as the Securities or Exchange Securities or Private Exchange Securities are outstanding, the Issuers will furnish to the Initial Purchasers copies of all annual reports, quarterly reports or current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Issuers generally to the holders of the Securities or to securityholders of their publicly issued securities generally.

          (k) INTERIM REPORTS. Prior to the Closing Time, the Company will furnish on a confidential basis to the Initial Purchasers, if and promptly after they have been prepared, a copy of any unaudited interim consolidated financial statements of the Company for any period subsequent to the period covered by the most recent financial statements of the Company appearing in the Offering Memorandum which have been prepared in the ordinary course of business.

          SECTION 4.     PAYMENT OF EXPENSES.

          (a) EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, the Issuers agree, jointly and severally, to pay and bear all costs and expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and any filing of the Preliminary Offering Memorandum and the Final Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto and the cost of furnishing copies thereof to the Initial Purchasers and their counsel, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, any Agreement among Initial Purchasers, the Indenture, the Registration Rights Agreement, the DTC Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, printing, issuance and delivery of the certificates for the Securities, the Exchange Securities and the Private Exchange Securities to the Initial Purchasers, including any charges of DTC in connection therewith, (iv) the fees and disbursements of the Issuers' counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof and any filing for review of the offering, if requested, with the National Association of Securities Dealers, Inc., including filing fees and the reasonable fees and disbursements of counsel for the Ini-tial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto and any Legal Investment Survey,
(vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities, the Exchange Securities and the Private Exchange Securities, (vii) any fees payable in connection with the rating of the Securities, the Exchange Securities and the Private Exchange Securities, (viii) any fees and expenses payable in connection with the initial and continued designation of the Securities, the Exchange Securities and the Private Exchange Securities as PORTAL securities and to permit the Securities, the Exchange Securities and the Private Exchange Securities to be eligible for clearance through DTC all expenses (including travel expenses) of the Issuers in connection with any meetings with prospective investors in the Securities, and (ix) one-half of the expenses related to the charter or use of any aircraft used in connection with any meetings with prospective investors in the Securities. Except as expressly provided in this
Section 4, the Issuers shall not be responsible for the out-of-pocket expenses of the Initial Purchasers, including the fees and disbursements of counsel for the Initial Purchasers.

          (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by Merrill Lynch in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Issuers, jointly and severally, shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

          SECTION 5. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Issuers contained in
Section 1 hereof or in certificates of any officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Issuers of their covenants and other obligations hereunder, and to the following further conditions.

          (a) OPINIONS OF COUNSEL FOR COMPANY. At the Closing Time, the Representatives shall have received the favorable opinions, dated as of the Closing Time, of each of Oppenheimer Wolff & Donnelly LLP, counsel for the Issuers and Norman R. Soland, Vice President, Secretary and General Counsel of the Company, in each case in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, to the effect set forth in Exhibits A-1 and A-2 hereto, respectively, and to such further effect as counsel to the Initial Purchasers may reasonably request.

          (b) OPINION OF COUNSEL FOR INITIAL PURCHASERS. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, together with signed or repro-duced copies of such letter for each of the other Initial Purchasers with respect to the matters set forth in paragraphs (iii), (iv), (v), (vi), (vii),
(viii) and (xii) of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

          In addition, such counsel for the Initial Purchasers shall additionally state that such counsel has participated in conferences with officers and other representatives of the Issuers and representatives of the independent accountants for the Issuers at which conferences the contents of the Offering Memorandum and related matters were discussed and, although given the limitations inherent in the role of outside counsel and the character of determinations involved in the preparation of the Offering Memorandum, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that the Offering Memorandum, at the date thereof or as of the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements, including the notes thereto, or any other financial or statistical data found in or derived from the internal accounting and other records of the Company and its Subsidiaries set forth or referred to in the Offering Memorandum).

          (c) OFFICERS' CERTIFICATE. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, and equivalent officials of each Guarantor, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change or development, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) each of the Company and each of the

Guarantors, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

          (d) ACCOUNTANTS' COMFORT LETTER. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives and counsel to the Initial Purchasers, together with signed or reproduced copies of such letter for each of the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum. Ernst & Young LLP shall provide in a separate writing a consent to inclusion of its report in the Offering Memorandum and to the reference to it under the caption "Independent Auditors" in the Offering Memorandum.

          (e) BRING-DOWN COMFORT LETTER. At the Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

          (f) MAINTENANCE OF RATING. At the Closing Time, the Securities and the Guarantees shall be rated at least B1 by Moody's, BB+ by S&P, and BB by Duff & Phelps, and the Issuers shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the other debt securities of any of the Issuers by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the other securities of any of the Issuers.

          (g) PORTAL. At the Closing Time, the Securities shall have been designated for trading on PORTAL.

          (h) INDENTURE. Each of the Issuers and the Trustee shall have entered into the Indenture, in form and substance satisfactory to the Representatives and counsel to the Initial Purchasers.

          (i) REGISTRATION RIGHTS AGREEMENT. Each of the Issuers and the Initial Purchasers shall have entered into the Registration Rights Agreement, in form and substance satisfactory to the Representatives and counsel to the Initial Purchasers.

          (j) ADDITIONAL DOCUMENTS. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Issuers in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers.

          (k) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by Merrill Lynch by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8, 9 and 12 through 17, inclusive, shall survive any such termination and remain in full force and effect.

          SECTION 6.     SUBSEQUENT OFFERS AND RESALES OF THE SECURITIES.

          (a) OFFER AND SALE PROCEDURES. Each of the Initial Purchasers and each of the Issuers hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

          (i) OFFERS AND SALES ONLY TO QUALIFIED INSTITUTIONAL BUYERS OR NON-U.S. PERSONS. Offers and sales of the Securities shall only be made to
     (A) persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers and (B) non-U.S. persons outside the United States, as defined in Regulation S under the 1933 Act, to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act. Each Initial Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense (except as otherwise provided herein) whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.

          (ii) NO GENERAL SOLICITATION. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

          (iii) PURCHASES BY NON-BANK FIDUCIARIES. In the case of a non-bank Subsequent Purchaser of any of the Securities acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer or a non-U.S. person outside the United States.

          (iv) SUBSEQUENT PURCHASER NOTIFICATION. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S, or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

          (v) MINIMUM PRINCIPAL AMOUNT. No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $100,000 principal amount and none of the Securities will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $100,000 principal amount of the Securities.

          (vi) RESTRICTIONS ON TRANSFER. The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading "Notice to Investors", including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to and in compliance with the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the Issuers, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any Security occurring after such sale by the Initial Purchasers.

          (vii) DELIVERY OF OFFERING MEMORANDUM. Each Initial Purchaser will deliver to each purchaser of the Securities from such Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

          (b) COVENANTS OF THE ISSUERS. Each of the Issuers, jointly and severally, covenants with each Initial Purchaser as follows:

          (i) DUE DILIGENCE. In connection with the original distribution of the Securities, the Issuers, jointly and severally, agree that, prior to any offer or resale of the Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the business of the Company and its Subsidiaries. The Issuers, jointly and severally, also agree to provide answers to each prospective Subsequent Purchaser of Securities who so requests concerning the Company and its Subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

          (ii) INTEGRATION. The Issuers, jointly and severally, agree that they will not and will cause their respective Affiliates not to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Issuers to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by
     Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

          (iii) RULE 144A INFORMATION. The Issuers, jointly and severally, agree that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, they will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Issuers furnish information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

          (iv) RESTRICTION ON RESALES. Until the expiration of two years after the original issuance of the Securities, the Issuers will not, and will cause their Affiliates not to, resell any Securities which are "restricted securities" (as such term is de-fined under Rule 144(a)(3) under the 1933 Act), that have been acquired by any of them, whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions).

          (c) RESALE PURSUANT TO RULE 903 OF REGULATION S OR RULE 144A. Each Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser severally represents and agrees that, except as permitted by Section 6(a) above, it has offered and sold Securities and will offer and sell Securities (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S, Rule 144A under the 1933 Act or another applicable exemption from the registration provisions of the 1933 Act. Accordingly, neither the Initial Purchasers, their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts with respect to Securities, and the Initial Purchasers, their affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A) it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

     "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S, Rule 144A under the Securities Act or another exemption from the registration requirements of the 1933 Act. Terms used above have the meaning given to them by Regulation S."

Terms used in the above paragraph have the meanings given to them by Regulation
S.

          (d) REPRESENTATIONS AND WARRANTIES OF INITIAL PURCHASERS. Each Initial Purchaser severally represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

          SECTION 7.     INDEMNIFICATION.

          (a) INDEMNIFICATION OF INITIAL PURCHASERS. The Issuers agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its Affiliates and each person, if any, who controls any Initial Purchaser or any of its Affiliates within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch (in addition to any local counsel)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment thereto); PROVIDED, FURTHER, that the Issuers will not be liable to any Initial Purchaser, its Affiliates or any person controlling such Initial Purchaser with respect to any such untrue statement or alleged un-true statement or omission or alleged omission made in any Preliminary Offering Memorandum to the extent that the Issuers shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from (A) the fact that such Initial Purchaser, in contravention of a requirement of this Agreement or applicable law, sold Notes to a person to whom such Initial Purchaser failed to send or give, at or prior to the Closing Time, a copy of the Final Offering Memorandum as then amended or supplemented if (i) the Issuers have previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Initial Purchasers and the loss, liability, claim, damage or expense of such Initial Purchaser, Affiliate or person controlling such Initial Purchaser resulted from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in or omitted from the Preliminary Offering Memorandum which was corrected in the Final Offering Memorandum as, if applicable, amended or supplemented prior to the Closing Time, and such Offering Memorandum was required by law to be delivered at or prior to the written confirmation of sale to such person, and (ii) such failure to give or send such Final Offering Memorandum by the Closing Time to such person would have constituted the sole defense to the claim asserted by such person and the claims asserted by such person do not include allegations of any other untrue statement or omission made in the Preliminary Offering Memorandum which was not corrected in the Final Offering Memorandum, which allegation is upheld by a final judgment or (B) the use of the Offering Memorandum during a period when the use of the Offering Memorandum has been suspended in accordance with Section 3(b) hereof (provided that the Initial Purchasers received prior notice of such suspension).

          (b) INDEMNIFICATION OF ISSUERS, DIRECTORS AND OFFICERS. Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Issuers, their directors and each person, if any, who controls the Issuers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 7, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

          (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          SECTION 8.     CONTRIBUTION.  If the indemnification provided for in
Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

          The relative fault of the Issuers on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Each of the Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were offered to the Subsequent Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Issuers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Issuers. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule B hereto and not joint.

          SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company or any Guarantor, and shall survive delivery of the Securities to the Initial Purchasers and the payment therefor by the Initial Purchasers.

          SECTION 10.    TERMINATION OF AGREEMENT.

          (a) TERMINATION; GENERAL. Merrill Lynch may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Merrill Lynch, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) if a banking moratorium has been declared by either Federal or New York authorities.

          (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8, 9 and 12 through 17, inclusive, shall survive such termination and remain in full force and effect.

          SECTION 11. DEFAULT BY ONE OR MORE OF THE INITIAL PURCHASERS. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers, or

          (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

          No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either Merrill Lynch or the Issuers shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section 11.

          SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Merrill Lynch at North Tower, World Financial Center, New York, New York 10281-1201, attention: High Yield Corporate Finance; notices to the Issuers shall be directed to them at Nash-Finch Company, 7600 France Avenue South, P.O. Box 355, Minneapolis,

Minnesota 55440-0355, attention: Norman R. Soland, Vice President, Secretary and General Counsel.

          SECTION 13. INFORMATION SUPPLIED BY THE INITIAL PURCHASERS. The statements set forth in the last paragraph on the front cover page and in the second paragraph (other than the first sentence thereof) and the fifth paragraph, the last sentence of the sixth paragraph, and the ninth paragraph under the heading "Plan of Distribution" in the Offering Memorandum (in each case, to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Issuers for use in the Offering Memorandum for the purposes of Sections 1, 7 and 8 hereof.

          SECTION 14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Issuers and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation other than the Initial Purchasers and the Issuers and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and Issuers and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

          SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          SECTION 16. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 17. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, when each party has executed a counterpart, all such counterparts taken together shall constitute one and the same agreement.

                              [Signature Pages Follow]

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Guarantors in accordance with its terms.

                                        Very truly yours,

                                        NASH-FINCH COMPANY

                                        By: /s/ Alfred N. Flaten
                                            -----------------------------------
                                             Name: Alfred N. Flaten
                                             Title:  President

                                        NASH DECAMP COMPANY

                                        By: /s/ Alfred N. Flaten
                                            -----------------------------------
                                             Name:  Alfred N. Flaten
                                             Title:   Attorney-in-fact

                                        T.J. MORRIS COMPANY

                                        By: /s/ Alfred N. Flaten
                                            -----------------------------------
                                             Name:  Alfred N. Flaten
                                             Title:  President

                                        SUPER FOOD SERVICES, INC.

                                        By: /s/ Alfred N. Flaten
                                            -----------------------------------
                                             Name:  Alfred N. Flaten
                                             Title:  Vice President

                                        FORREST TRANSPORTATION
                                        SERVICES, INC.

                                        By: /s/ Alfred N. Flaten
                                            -----------------------------------
                                             Name:  Alfred N. Flaten
                                             Title:   Attorney-in-fact

                                        GTL TRUCK LINES, INC.

                                        By: /s/ Alfred N. Flaten
                                            -----------------------------------
                                             Name:  Alfred N. Flaten
                                             Title:  Vice President

                                        PIGGLY WIGGLY NORTHLAND
                                        CORPORATION

                                        By: /s/ Alfred N. Flaten
                                            -----------------------------------
                                             Name:  Alfred N. Flaten
                                             Title:  President

                                        GILLETTE DAIRY OF THE BLACK
                                        HILLS, INC.

                                        By: /s/ Charles F. Ramsbacher
                                            -----------------------------------
                                             Name:  Charles F. Ramsbacher
                                             Title:    Vice President

                                        NEBRASKA DAIRIES, INC.

                                        By: /s/ Charles F. Ramsbacher
                                            -----------------------------------
                                             Name:  Charles F. Ramsbacher
                                             Title:    Vice President

CONFIRMED AND ACCEPTED,

as of the date first above written:
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED
NESBITT BURNS SECURITIES INC.
PIPER JAFFRAY INC.


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED

By:  /s/ [ILLEGIBLE]
        ---------------------------------
        Authorized Signatory

For themselves and as Representatives of the other Initial Purchasers named in Schedule B hereto.

                                     SCHEDULE A

 Guarantors                                           Ownership Percentage
 ----------                                           --------------------
 Nash DeCamp Company                                          100%
 T.J. Morris Company                                          100%
 Super Food Services, Inc.                                    100%
 Forrest Transportation Services, Inc.                        100%
 GTL Truck Lines, Inc.                                        100%
 Piggly Wiggly Northland Corporation                          100%
 Gillette Dairy of the Black Hills, Inc.                     66.7%
 Nebraska Dairies, Inc.                                      66.7%

                                     SCHEDULE B

                                                                   Principal
                                                                   Amount of
 Name of Initial Purchaser                                         Securities
 -------------------------                                         ----------
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated . . . . . . . . . . . . . . . . . . . . . .  $115,500,000
 Nesbitt Burns Securities Inc. . . . . . . . . . . . . . . . .  $ 24,750,000
 Piper Jaffray Inc.  . . . . . . . . . . . . . . . . . . . . .  $ 24,750,000


 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $165,000,000
                                                                ------------
                                                                ------------

                                     SCHEDULE C

 Non-Guarantor Subsidiary                                Ownership Percentage
 ------------------------                                --------------------
 Fame Marketing Corp.                                            100%
 Gray Bear, Inc.                                                 100%
 Kentucky Food Stores, Inc.                                      100%
 Super Foods, Inc.                                               100%
 Nash Finch Funding Corp.                                        100%
 Agricola Nadco Limitada                                          99%
 Monroeville Foods, Inc.                                          59%
 New Castle Foods, Inc.                                           90%
 Whitton Enterprises, Inc.                                     66.67%

                                     SCHEDULE D

                                 NASH-FINCH COMPANY
                  $165,000,000 Senior Subordinated Notes Due 2008

          1. The initial offering price of the Securities shall be 99.20% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

          2. The purchase price to be paid by the Initial Purchasers for the Securities shall be 97.075% of the principal amount thereof.

          3.   The interest rate on the Securities shall be 8 1/2% per annum.

          4. The Securities will mature on May 1, 2008. Interest on the Notes will be payable semi-annually on each May 1 and November 1, commencing
November 1, 1998.

          5. The Securities will be redeemable at the option of the Company, in whole or in part, at any time on or after May 1, 2003, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the date of redemption, if redeemed during the 12-month period beginning on May 1 of the years indicated below:

                                                              REDEMPTION
      YEAR                                                      PRICE
      ----                                                    ----------
      2003  . . . . . . . . . . . . . . . . . . . . . . . .    104.250%
      2004  . . . . . . . . . . . . . . . . . . . . . . . .    102.833%
      2005  . . . . . . . . . . . . . . . . . . . . . . . .    101.417%
      2006 and thereafter . . . . . . . . . . . . . . . . .    100.000%

          6. On or prior to May 1, 2001, the Company may, at its option, use the net proceeds of a Public Equity Offering (as defined in the Offering Memorandum) to redeem up to 35% of the originally issued aggregate principal amount of the Securities, at a redemption price in cash equal to 108.5% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption; PROVIDED, HOWEVER, that not less than $107.25 million in aggregate principal amount of Securities is outstanding following such redemption.

                                                                     EXHIBIT A-1


                       FORM OF OPINION OF OPPENHEIMER WOLFF &
                DONNELLY LLP TO BE DELIVERED PURSUANT TO SECTION 5(a)


April __, 1998



Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Nesbitt Burns Securities Inc.
Piper Jaffray Inc.
As Representatives of the several Initial Purchasers
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     We have acted as counsel to Nash-Finch Company, a Delaware corporation (the "Company"), and the Guarantors (as defined below) in connection with the sale of $165,000,000 in principal amount of the Company's 8-1/2% Senior Subordinated Notes due 2008 to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nesbitt Burns Securities Inc. and Piper Jaffray Inc. (the "Initial Purchasers"), pursuant to the Purchase Agreement, dated as of April 20, 1998 by and among the Company, the guarantors listed on Schedule A thereto (the "Guarantors") and the Initial Purchasers (the "Purchase Agreement"). This opinion is furnished to you pursuant to Section 5(a) of the Purchase Agreement. Capitalized terms used in this opinion that are not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement.

     In acting as counsel for the Company and the Guarantors and arriving at the opinions expressed below, we have reviewed, among other documents, the following agreements and instruments:

     (a)  the Offering Memorandum;
     (b)  the Purchase Agreement;
     (c)  the Registration Rights Agreement;
     (d)  the DTC Agreement;

Merrill Lynch & Co.
April 24, 1998
Page 2

     (e)  the Indenture;
     (f)  the Notes;
     (g)  the Guarantees;
     (h)  the form of Exchange Securities; and
     (i)  the form of Private Exchange Securities.

     We have also examined and relied upon originals or copies of such other documents and records of the Company and the Guarantors, certificates of officers and representatives of the Company, certificates of public officials and other documents we have deemed necessary or appropriate as a basis for the opinions expressed below. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certificates of officers of the Company and the Guarantors and upon representations of the Company and the Guarantors contained in the Purchase Agreement, without independent verification or investigation.

     With regard to documents executed by parties other than the Company or the Guarantors, we have assumed that such documents have been duly executed and delivered by such other parties and are the valid and binding obligations of and enforceable against such other parties. We have also assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies and the legal capacity of all natural persons.

     Based on the foregoing, and subject to the qualifications and limitations stated herein, it is our opinion that:

          (i) The Purchase Agreement has been duly authorized, executed and delivered by each of the Issuers.

          (ii) The DTC Agreement has been duly authorized, executed and delivered by each of the Issuers and is a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms.

          (iii) The Indenture has been duly authorized, executed and delivered by each of the Issuers and constitutes a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms.

          (iv) The Notes are in the form contemplated by the Indenture, have been duly authorized by each of the Issuers and, when executed by each of the Issuers and

Merrill Lynch & Co.
April 24, 1998
Page 3

     authenticated by the Trustee in the manner provided in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each of the Issuers, enforceable against each of the Issuers in accordance with their terms and entitled to the benefits of the Indenture.

          (v) The Guarantees have been duly authorized by each of the Guarantors and when executed and delivered by each of the Guarantors in accordance with the provisions of the Indenture (assuming the due authorization, execution and delivery of the Indenture, and the due authentication of the Notes, in each case by the Trustee), will constitute valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture.

          (vi) The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Issuers and constitutes a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms.

          (vii) The Exchange Securities and the Private Exchange Securities have been duly authorized by each of the Issuers and, when executed by each of the Issuers and authenticated in the manner provided for in the Indenture and delivered in exchange for the Securities in accordance with the terms of the Registration Rights Agreement, will constitute valid and binding obligations of each of the Issuers, enforceable against each of the Issuers in accordance with their terms and entitled to the benefits of the Indenture.

          (viii) The Securities, the Exchange Securities, the Registration Rights Agreement and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

          (ix) The information in the Offering Memorandum under "Offering Memorandum Summary - The Offering," "Description of Certain Other Indebtedness," "Description of the Notes" and "Exchange Offer; Registration Rights," to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed and fairly and accurately summarizes such matters in all material respects.

          (x) All descriptions in the Offering Memorandum of contracts and other documents to which the Company or any of its Subsidiaries are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described in a registration statement on Form S-1 under the 1933 Act that are not described or referred to in the Offering Memorandum other than those described or referred to therein or incorporated by reference therein, and the descriptions thereof or

Merrill Lynch & Co.
April 24, 1998
Page 4

     references thereto are correct and fairly and accurately summarize such agreements and instruments in all material respects.

          (xi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required in connection with the offering, issuance or sale of the Securities, the Exchange Securities or the Private Exchange Securities, if any, the resale of the Securities by the Initial Purchasers in accordance with the Purchase Agreement, the authorization, execution or delivery of the Operative Documents, the performance by the Company of its obligations under the Operative Documents or the consummation of the transactions contemplated thereby, except as may be required (A) in connection with the registration of the Exchange Securities or the Private Exchange Securities, if any, under the 1933 Act or the qualification of the Indenture under the 1939 Act pursuant to the Registration Rights Agreement or (B) pursuant to state securities or "blue sky" laws (as to which we express no opinion).

          (xii) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under, or in connection with the initial resale of such Securities by the Initial Purchasers to each Subsequent Purchaser, in each case, in the manner contemplated by the Purchase Agreement and the Offering Memorandum, to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act.

          (xiii) The issuance, sale and delivery of the Securities, the Exchange Securities and the Private Exchange Securities, if any, the execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities and the consummation of the transactions contemplated in the Operative Documents and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use Of Proceeds") and compliance by the Issuers with their obligations under the Operative Documents do not, and at the Closing Time will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, limited in each case to those filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1998 or which, after inquiry, the Company has informed us will be filed as

Merrill Lynch & Co.
April 24, 1998
Page 5

     exhibits to its Quarterly Report on Form 10-Q for the quarter ended March 28, 1998, to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of (i) the charter or by-laws of the Company or any of its Subsidiaries, (ii) any applicable law, statute, rule or regulation, in each case of the United States, the State of Minnesota, the State of New York or the General Corporate Laws of the State of Delaware or (iii) any judgment, order, writ or decree known to us of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Guarantors or any of their respective properties, assets or operations.

          (xiv) None of the Issuers is an "investment company" or an entity " controlled" by an "investment company," as such terms are defined in the 1940 Act.

          (xv) When the Securities are issued and delivered pursuant to the Purchase Agreement, such Securities will not be of the same class (within the meaning of Rule 144A) as securities of any of the Issuers which are listed on a national securities exchange registered under Section 6 of the 1934 Act or quoted in a U.S. automated inter-dealer quotation system.

          (xvi) Neither the consummation of the transactions contemplated hereby nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          We have participated in conferences with representatives of the Initial Purchasers, officers and other representatives of the Company and the Guarantors and representatives of Ernst & Young LLP, independent certified public accountants for the Company, at which the contents of the Offering Memorandum and related matters were discussed, and although we do not pass upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as set out in our opinions above), on the basis of the foregoing, no facts have come to our attention that would lead us to believe that the Offering Memorandum (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which we make no statement), at the time the Offering Memorandum was issued, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Offering Memorandum, as amended or supplemented (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which we make no statement), at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, contained

Merrill Lynch & Co.
April 24, 1998
Page 6

or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In addition to the qualifications and limitations set forth above, the opinions expressed herein are subject to the following qualifications and limitations:

(1) We express no opinion with respect to laws other than those of the State of Minnesota, the State of New York, the General Corporate Laws of the State of Delaware and the federal laws of the United States of America, and we assume no responsibility as to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction.

(2) To the extent that the opinions given above relate to the enforceability of any agreement or other document referred to herein, the opinions are subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or transfer and other laws affecting the rights of creditors generally or the availability of specific performance, injunctive relief and other equitable remedies, and to general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

(3) Where we render an opinion based upon factual matters "known to us," or "to our knowledge," it is based solely upon inquiries of this firm's attorneys who have worked on matters involving the Company or the Guarantors, an examination of our files and of documents made available to us by the Company or the Guarantors, and inquiries of officers of the Company or the Guarantors. We have relied on certificates executed by officers of the Company or the Guarantors covering certain of such matters.

(4) In giving the opinions expressed above, we have assumed that any party seeking to enforce the obligations under the Registration Rights Agreement, the DTC Agreement, the Indenture, the Notes, the Guarantees and the Exchange Securities in a Minnesota State court has at all times been, and will continue at all times to be, exempt from the filing requirements of Minnesota Statutes, Section 290.371 as it relates to the filing of a Notice of Business Activities Report or, if not exempt, has duly filed, and will continue to duly file, all such Notice of Business Activities Reports.

Merrill Lynch & Co.
April 24, 1998
Page 7

We are furnishing this opinion to you solely for your benefit in connection with the above-described transaction. It is not to be used, circulated, quoted or otherwise referred to for any other purpose, and no one other than you is entitled to rely on this opinion. This opinion speaks only as of the date above written, and we hereby expressly disclaim any duty to update any of the statements made herein.

Very truly yours,

                                                                     EXHIBIT A-2

                        FORM OF OPINION OF NORMAN R. SOLAND
                      TO BE DELIVERED PURSUANT TO SECTION 5(a)

April ___, 1998



Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Nesbitt Burns Securities Inc.
Piper Jaffray Inc.
As Representatives of the several Initial Purchasers
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     I have acted as counsel to Nash-Finch Company, a Delaware corporation (the "Company"), and the Guarantors (as defined below) in connection with the sale of $165,000,000 in principal amount of the Company's 8-1/2% Senior Subordinated Notes due 2008 to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nesbitt Burns Securities Inc. and Piper Jaffray Inc. (the "Initial Purchasers"), pursuant to the Purchase Agreement, dated as of April 20, 1998 by and among the Company, the guarantors listed on Schedule A thereto (the "Guarantors") and the Initial Purchasers (the "Purchase Agreement"). This opinion is furnished to you pursuant to Section 5(a) of the Purchase Agreement. Capitalized terms used in this opinion that are not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement.

     In acting as counsel for the Company and the Guarantors and arriving at the opinions expressed below, I have reviewed, among other documents, the following agreements and instruments:

     (a)  the Offering Memorandum;
     (b)  the Purchase Agreement;
     (c)  the Registration Rights Agreement;
     (d)  the DTC Agreement;
     (e)  the Indenture;
     (f)  the Notes;

Merrill Lynch & Co.
April ___, 1998
Page 2

     (g)  the Guarantees;
     (h)  the form of Exchange Securities; and
     (i)  the form of Private Exchange Securities.

     I have also examined and relied upon originals or copies of such other documents and records of the Company and the Guarantors, certificates of officers and representatives of the Company, certificates of public officials and other documents I have deemed necessary or appropriate as a basis for the opinions expressed below. As to various questions of fact material to such opinions, I have, when relevant facts were not independently established, relied upon certificates of officers of the Company and the Guarantors and upon representations of the Company and the Guarantors contained in the Purchase Agreement, without independent verification or investigation.

     With regard to documents executed by parties other than the Company or the Guarantors, I have assumed that such documents have been duly executed and delivered by such other parties and are the valid and binding obligations of and enforceable against such other parties. I have also assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the conformity to authentic original documents of all documents submitted to me as certified, conformed or photostatic copies and the legal capacity of all natural persons.

     Based on the foregoing, and subject to the qualifications and limitations stated herein, it is my opinion that:

          (i) Each of the Issuers has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective state of incorporation.

          (ii) Each of the Issuers has the corporate power and authority to own, lease and operate its assets and properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under each of the Operative Documents. Each of the Operative Documents has been duly authorized by each Issuer that is a party thereto.

          (iii) Each of the Issuers is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

Merrill Lynch & Co.
April ___, 1998
Page 3

          (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the financial statements, including the schedules and notes, included in the Offering Memorandum (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements, employee or director benefit plans or the exercise of options referred to in the Offering Memorandum); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (v) Each Subsidiary which is not a Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to my knowledge, except as set forth in the Offering Memorandum or as disclosed in the Purchase Agreement, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (vi) There is not pending or, to my knowledge, threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary thereof is subject, before or brought by any court or governmental agency or body, which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or which, individually or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in any Operative Documents or the performance by the Issuers of their obligations thereunder or the transactions contemplated by the Offering Memorandum or that would be required to be described in a registration statement on Form S-1 under the 1933 Act.

Merrill Lynch & Co.
April ___, 1998
Page 4

          (iv)   The information in the Offering Memorandum under "Risk Factors
     - Risk of Environmental Liability" and "Business - Legal Proceedings," to the extent that it constitutes matters of law, summaries of legal matters or legal proceedings, or legal conclusions, has been reviewed by me and fairly and accurately summarizes such matters in all material respects.

          (viii) All descriptions in the Offering Memorandum of contracts and other documents to which the Company or any of its Subsidiaries are a party are accurate in all material respects; to my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described in a registration statement on Form S-1 under the 1933 Act that are not described or referred to in the Offering Memorandum other than those described or referred to therein or incorporated by reference therein, and the descriptions thereof or references thereto are correct and fairly and accurately summarize such agreements and instruments in all material respects.

          (ix) Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws and, to my knowledge, no default by any of the Issuers exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which any of them may be bound or to which any of their respective properties or assets is subject; and, to my knowledge, none of the Issuers is in breach or violation of any law, statute, rule or regulation, or any judgment, decree or order or governmental or regulatory agency or other body having jurisdiction over any of the Issuers or any of their respective property or assets.

          (x) The issuance, sale and delivery of the Securities, the Exchange Securities and the Private Exchange Securities, if any, the execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities and the consummation of the transactions contemplated in the Operative Documents and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use Of Proceeds") and compliance by the Issuers with their obligations under the Operative Documents do not, and at the Closing Time will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement,

Merrill Lynch & Co.
April ___, 1998
Page 5

     note, lease or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of (i) the charter or by-laws of the Company or any of its Subsidiaries, (ii) any applicable law, statute, rule or regulation, in each case of the United States, the State of Minnesota or the General Corporate Laws of the State of Delaware or (iii) any judgment, order, writ or decree known to us of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Guarantors or any of their respective properties, assets or operations.

          I have participated in conferences with representatives of the Initial Purchasers, officers and other representatives of the Company and the Guarantors and representatives of Ernst & Young LLP, independent certified public accountants for the Company, at which the contents of the Offering Memorandum and related matters were discussed, and although I do not pass upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as set out in my opinions above), on the basis of the foregoing, no facts have come to my attention that would lead me to believe that the Offering Memorandum (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which I make no statement), at the time the Offering Memorandum was issued, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Offering Memorandum, as amended or supplemented (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which I make no statement), at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In addition to the qualifications and limitations set forth above, the opinions expressed herein are subject to the following qualifications and limitations:

(1) I express no opinion with respect to laws other than those of the State of Minnesota, the General Corporate Laws of the State of Delaware and the federal laws of the United States of America, and I assume no responsibility as to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction.

Merrill Lynch & Co.
April ___, 1998
Page 6

(2) To the extent that the opinions given above relate to the enforceability of any agreement or other document referred to herein, the opinions are subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or transfer and other laws affecting the rights of creditors generally or the availability of specific performance, injunctive relief and other equitable remedies, and to general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

(3) Where I render an opinion based upon factual matters "known to me," or "to my knowledge," it is based solely upon inquiries of officers of the Company or the Guarantors and an examination of my files and of documents made available to me by the Company or the Guarantors. I have relied on certificates executed by officers of the Company or the Guarantors covering certain of such matters.

     I am furnishing this opinion to you solely for your benefit in connection with the above-described transaction. It is not to be used, circulated, quoted or otherwise referred to for any other purpose, and no one other than you is entitled to rely on this opinion. This opinion speaks only as of the date above written, and I hereby expressly disclaim any duty to update any of the statements made herein.

Very truly yours,